                                                                   Exhibit 10.3


                     AMENDMENT NO. 2 TO TERMS OF EMPLOYMENT
                                       of
                                 URS W. STAMPFLI
                                      with
                              CONCORD CAMERA CORP.


         AMENDMENT NO. 2, dated as of February 26, 2003, to Terms of Employment dated as of January 1, 2000, as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP. (the "Company") and URS W. STAMPFLI (the "executive").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "3) Term

             The term hereof shall commence effective as of January 1, 2000 (the "Effective Date") and shall end on March 31, 2003, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with
             Section 12 below at any time during the Term."

         2. The previous Exhibit B (dated August 10, 2000) to the Agreement is hereby deleted and replaced in its entirety with the Exhibit B, dated January 12, 2003, attached hereto.

         3. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         4. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EXECUTIVE:                              CONCORD CAMERA CORP.


     /s/ Urs W. Stampfli                By:        /s/ Ira B. Lampert
--------------------------------              ----------------------------------
Urs W. Stampfli                               Ira B. Lampert
                                              Chairman, Chief Executive Officer
                                                     and President

Date:         2/26/03                   Date:         2/26/03
        ------------------------                --------------------------------

                                                                       Exhibit B








                              CONCORD CAMERA CORP.



                                 CODE OF CONDUCT



















                  Incorporated by reference to the Code of Conduct, dated January 12, 2003, filed herewith as part of Exhibit 10.2 -
                  Amendment No. 3 to Gerald J. Angeli's
                  Terms of Employment.

                     AMENDMENT NO. 3 TO TERMS OF EMPLOYMENT
                                       of
                                 URS W. STAMPFLI
                                      with
                              CONCORD CAMERA CORP.


         AMENDMENT NO. 3, dated as of March 30, 2003, to Terms of Employment dated as of January 1, 2000, as previously amended (the "Agreement"), by and between CONCORD CAMERA CORP. (the "Company") and URS W. STAMPFLI (the "employee").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "3)      Term

                  The term hereof shall commence effective as of January 1, 2003 and shall end on January 1, 2006, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with Section 12 below at any time during the Term."

         2. Section 5 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "5)      Compensation

                  Salary: $235,500 per annum, effective January 1, 2003. The aforesaid salary amount is payable in accordance with the Company's normal payroll policies for executives and is to be reviewed on an annual basis, with the next such review to be conducted in June 2003. Thereafter, such reviews will be conducted on or about January of each year.

                  Auto allowance:  $1,000 per month."

         3. The second paragraph of Section 12 of the Agreement is hereby deleted and replaced in its entirety with the following:

         o "Concord may terminate the employee's employment at any time for any reason or without reason by giving the employee 30 days' written notice. The employee may terminate his employment after the end of the Term for any reason or without reason by giving Concord 30 days' written notice. In the event Concord elects to terminate pursuant to this provision, it may at its option request employee to remain



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

                  in its employment during the 30 day period following delivery of notice of termination, provided that the Company shall continue to provide the employee with his normal and customary compensation and benefits as prescribed in Sections 5, 8 and
                  11. Alternatively, Concord may require the employee to cease working at any time during the 30-day notice period. If: (i) Concord terminates the employee's employment without cause (as defined above in this Section) whether during the Term or at any time after the end of the Term; or (ii) the employee terminates his employment with Concord after the end of the Term (but not before), then the employee will be paid for a total of one (1) year (post-employment compensation), excluding any portion of the 30-day notice period for which the employee remained in the Company's employment, at the then effective compensation provided for in Section 5. The post-employment compensation related to the employee's salary and auto allowance will be paid in installments (net of required withholding) in accordance with the Company's normal payroll schedule for executives. The Company's obligation to pay any such post-employment compensation is conditioned upon the employee's prior and continued compliance with the provisions of this Agreement including, but not limited to,
                  Section 13 and Exhibit A."

         4. The last sentence of the first paragraph of Section 13 of the Agreement is hereby deleted and replaced in its entirety with the following:

                  "The employee acknowledges that, if the Company terminates the employee's employment with cause (as defined in Section 12) or if the employee terminates his employment with the Company before the end of the Term (in breach of this Agreement), then the employee will not be entitled to receive the post-employment compensation described in Section 12 but the non-compete covenants will nevertheless remain in full force and effect."

         5.       The following new Section 21 is hereby added to the Agreement:

         "21)     Acknowledgment of Certain Obligations by the Employee

         The employee expressly acknowledges and agrees that:

         o He has an affirmative obligation to promptly communicate in writing to Concord's Chief Operating Officer ("COO"), Senior Executive Vice President, Chief Financial Officer ("CFO"), and the Vice President in charge of Supply Chain (currently, Keith Lampert, Brian King, Rick Finkbeiner and David Wand) any and all changes known to him or of which he is or becomes aware in the terms and conditions related to each and every customer account including, but not limited to, those regarding price, discounts, return or other allowances, price protection, slotting fees, co-op advertising, and/or any other advertising or promotions, payment terms, return fees, handing fees, delivery terms, quantity or volume discounts, warehousing or storage fees, and buy-backs or coupons;

         o A summary profile report will be prepared in a timely fashion by the employee and/or under his supervision for each and every customer account (hereinafter, the "Account Profile Reports") and shall include the following information at a minimum: (a) contact information for the customer (i.e. name, address, etc.) and all agreed terms and conditions of sale;
                  (b) a summary of any supply agreements that have been signed with, or with respect to, the customer; (c) a description (with pictures, if possible) of all products that the Company currently sells to the customer with the prices at which each such product is currently being sold to the customer; (d) a summary of the terms of any and all agreement(s) with the customer, whether made in writing or verbally; and (e) any other relevant information; and

         o As soon as each Account Profile Report is completed, and each time an Account Profile Report is subsequently revised, the employee will be required to certify in writing that, to the best of his knowledge, each Account Profile Report is accurate and complete and reflects any and all of the above terms and/or conditions that are applicable to the customer. The employee will also be required to certify in writing, at least quarterly, as to each and every Account Profile Report either:
                  (a) that, to the best of his knowledge, there have been no changes to the information contained in the Account Profile Report; or (b) that, to the best of his knowledge, any changes thereto and/or to any of the terms or conditions for that account: (i) have been communicated to Concord's COO, Senior Executive Vice President, CFO, and the Vice President in charge of Supply Chain (currently, Keith Lampert, Brian King, Rick Finkbeiner and David Wand); and (ii) were approved in advance by the COO (currently, Keith Lampert). In the case of
                  (b), the Account Profile Report will be revised accordingly and then must be re-certified promptly by the employee in writing.

                  The employee further agrees that any failure to comply in all material respects with one or more of the obligations set forth in this Section 21 will constitute a material breach of this Agreement by the employee."

         6. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         7. Except as otherwise provided in paragraph 2 above, the foregoing amendments are effective as of March 30, 2003. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EMPLOYEE:                                   CONCORD CAMERA CORP.


     /s/ Urs W. Stampfli                    By: /s/ Keith L. Lampert
---------------------------                     -------------------------------
Urs W. Stampfli                                 Keith L. Lampert
                                                Executive Vice President
                                                  Chief Operating Officer

Date: 4/14/03                               Date: 4/14/03
      ---------------------                       -----------------------------





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